UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

CLEARBRIDGE

VARIABLE SMALL CAP GROWTH PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Small Cap Growth Portfolio for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	ClearBridge Variable Small Cap Growth Portfolio

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent…. In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Variable Small Cap Growth Portfolio	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	ClearBridge Variable Small Cap Growth Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. We use a growth-oriented investment style that emphasizes small capitalization U.S. companies. In conjunction with research resources at ClearBridge Investments, LLC, the Portfolio’s subadviser, we take a flexible approach designed to identify attractively valued securities. Some of the sought characteristics include:

•	Superior management teams, evidenced by experience, capital discipline and definable strategy

•	Good prospects for growth

•	Dominant position in a niche market or customers that are very large companies

•	Strong or improving financial conditions

We generally use a concentrated “bottom-up” approach when selecting securities for the Portfolio. We focus on individual security selection rather than allow macro-economic considerations to strongly influence sector weights or individual security selection. We also use portfolio risk controls, limiting individual stock exposure and imposing explicit sector limits.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies with small market capitalizations and related investments. The Portfolio may invest up to 20% of its assets in equity securities of companies that are not considered to be small capitalization companies. The Portfolio may also invest up to 20% of its assets in non-convertible bonds, notes and debt, when we believe that their total return potential equals or exceeds the potential return of equity securities.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Major U.S. indices delivered mixed results for the past year, with larger capitalization stocks generating gains while small- and mid-cap stocks mostly suffering losses. The S&P 500 Indexi rebounded from a third-quarter correction to finish up 1.38% for the year. The Russell Midcap Indexii and the small-cap Russell 2000 Indexiii both rallied late in the year but still declined 2.44% and 4.41% respectively for 2015. Monetary stimulus from the U.S. Federal Reserve Board (“Fed”)iv, in the form of a continued zero-interest rate policy for the first eleven months of the period, combined with a steadily improving job market, sharply lower commodity prices and solid corporate earnings provided enough support to overcome global growth concerns.

Equity markets, and small-cap stocks in particular, started the fiscal year strongly, shrugging off the negative sentiment related to a sharp drop in oil prices. The outperformance of small-caps continued through a volatile first quarter of 2015, led by strength in the biotech segment of the Health Care sector. Stocks were supported by continued accommodation from the Fed as concerns about a lack of wage growth and the effects of a strengthening U.S. dollar increased the likelihood that the central bank would push back its first interest rate increase to later in the year. Markets also got a lift from an ongoing economic recovery led by solid job creation and consumer spending.

Geopolitics impacted market performance in the second quarter of 2015, leading to muted returns with small-caps again leading

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	1

Portfolio overview (cont’d)

the way. Equities traded in a tight range during the quarter, with direction dictated primarily by the Fed’s comments on the economy and its timetable for raising interest rates as well as the latest news on the Greek debt crisis. Stocks sold off in late June after the failure of Greece to reach a bailout agreement with its creditors. Greece overshadowed mostly positive U.S. economic news on the jobs and housing fronts.

Stock market volatility spiked during the third quarter of 2015, ratcheting higher in August after an extended period of calm due to global growth concerns centered in China and other non-U.S. economies. The decision to devalue the yuan caused sharp declines for the country’s main stock market index, the Shanghai Stock Exchange Composite Indexv, and raised fears about the severity of the slowdown in the world’s second largest economy. Crude oil prices dropped below $40 per barrel for the first time since 2009, signaling that commodities continue to face a supply/demand imbalance, and stoking deflation fears in some regions. The Fed cited global market turmoil in its September decision to delay raising interest rates, further hurting investor sentiment and extending the sell-off. These growth headwinds led to sharp losses across all global equity markets and led to an 11.9% third-quarter of 2015 loss for the small-cap Russell 2000 Index.

Stocks rallied to end the reporting period, with the S&P 500 Index gaining 7.04% in the fourth quarter of 2015 while the Russell 2000 Index added 3.59% during the same period. The Fed capped the year by raising its interest rate target for the first time since 2006. The 25 basis pointsvi move affirmed the strength of the U.S. economic recovery shown in employment, housing and consumer spending data.

Q. How did we respond to these changing market conditions?

A. We have been underweight in the Health Care sector due to our decision not to invest in high risk, early stage biotech companies. In their place, we have chosen to own “compound agnostic” health care technology and service providers which rebounded in the second half of the period from transitory challenges earlier in the year. Our focus on identifying disruptive business models has led to a consistent overweight to the Information Technology (“IT”) sector. A major area of innovation is enterprise security where software providers are gearing up to protect against increasingly sophisticated hackers. The rapid and changing nature of IT threats has made effective security software a “must have” for corporate customers, and this should provide a growth runway for the segment.

We remain confident that high-quality smaller companies with positive cash flows that are targeting large addressable markets have substantial room for growth. We are steadfastly maintaining our risk-aware discipline and believe our long-term orientation toward software, health care technology/services and other high-quality growth companies will be rewarded. The capitulation levels of selling seen recently may help solidify a transition away from low-quality companies leading the market to better relative performance by stocks with stronger fundamentals. The downturn has caused the valuations of many small-cap stocks to become considerably more attractive and we are selectively exploiting good entry points to add to existing holdings or make new investments in companies that

2	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

we believe represent good business opportunities and new areas of growth for the Portfolio.

Performance review

For the twelve months ended December 31, 2015, Class I shares of ClearBridge Variable Small Cap Growth Portfolio1 returned -4.37%. The Portfolio’s unmanaged benchmark, the Russell 2000 Growth Indexvii, returned -1.38% for the same period. The Lipper Variable Small-Cap Growth Funds Category Average2 returned -2.05% over the same time frame.

Performance Snapshot as of December 31, 2015 (unaudited)
	6 months	12 months
ClearBridge Variable Small Cap Growth Portfolio[1]:
Class I	-5.78%	-4.37%
Class II	-5.86%	-4.59%
Russell 2000 Growth Index	-9.31%	-1.38%
Lipper Variable Small Cap Growth Funds Category Average[2]	-9.52%	-2.05%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class I and Class II shares were 0.82% and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Portfolio had positive performance in two of the nine economic sectors in which it was invested for the reporting period (out of ten economic sectors in total), Health Care and Financials.

Relative to the benchmark, overall sector allocation contributed to performance for the period. In particular, an overweight to the IT sector and underweights to the Consumer Discretionary and Materials sectors as well as stock selection in the Health Care and Industrials sectors had positive impacts on relative performance.

In terms of individual holdings, leading contributors to performance for the period

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 95 funds for the six-month period and among the 95 funds for the twelve-month period in the Portfolio’s Lipper category.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	3

Portfolio overview (cont’d)

included positions in ICON PLC in the Health Care sector, Orbital ATK in the Industrials sector, Core-Mark Holding Company in the Consumer Discretionary sector, Casey’s General Stores in the Consumer Staples sector and Imperva in the IT sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Portfolio’s overall stock selection had a negative impact on performance for the period. In particular, stock selection in the IT sector was the primary detractor from returns while stock selection in the Consumer Discretionary and Utilities sectors and an underweight to the Health Care Sector also hurt performance.

In terms of individual holdings, the leading detractors from performance for the period included Portfolio positions in Lumber Liquidators Holdings Inc. in the Consumer Discretionary sector, Barracuda Networks Inc., Zillow Group Inc., Class A Shares and LivePerson Inc., all in the IT sector as well as Fresh Market Inc. in the Consumer Staples sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of positions bought and sold over the course of the period. The largest additions to the Portfolio were Cambrex Corp., MiMedx Group Inc. and Surgery Partners Inc., all in the Health Care sector, MINDBODY Inc., Class A Shares and Docusign Inc., both in the IT sector as well as Astronics Corp. in the Industrials sector. We received shares of Zillow Group Inc., Class A Shares in the IT sector following its acquisition of portfolio holding Trulia Inc. The Portfolio also closed a number of positions during the year with the largest sales in Lumber Liquidators Holdings Inc. in the Consumer Discretionary sector, Fresh Market Inc. in the Consumer Staples sector, Auxilium Pharmaceuticals Inc. in the Health Care sector as well as Solarwinds Inc. and Tableau Software Inc., Class A Shares, both in the IT sector.

Thank you for your investment in ClearBridge Variable Small Cap Growth Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Jeffrey J. Russell, CFA

Portfolio Manager

ClearBridge Investments, LLC

Aram E. Green

Portfolio Manager

ClearBridge Investments, LLC

January 22, 2016

RISKS: Equity securities are subject to price fluctuations. Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investments in foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which

4	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectuses for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2015 were: Medidata Solutions Inc. (2.7%), Pacira Pharmaceuticals Inc. (2.6%), athenahealth Inc. (2.6%), Core-Mark Holding Co. Inc. (2.4%), Orbital ATK Inc. (2.4%), Casey’s General Stores Inc. (2.3%), Buffalo Wild Wings Inc. (2.3%), Monro Muffler Brake Inc. (2.3%), ICON PLC (2.3%) and Insulet Corp. (2.2%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Information Technology (37.2%), Health Care (22.6%), Consumer Discretionary (13.5%), Industrials (12.7%) and Financials (8.1%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	5

Portfolio overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

vi	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vii

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

6	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2015 and December 31, 2014. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-5.78%	$1,000.00	$942.20	0.83%	$4.06	Class I	5.00%	$1,000.00	$1,021.02	0.83%	$4.23
Class II	-5.86	1,000.00	941.40	1.07	5.24	Class II	5.00	1,000.00	1,019.81	1.07	5.45

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/15	-4.37%	-4.59%
Five Years Ended 12/31/15	12.12	11.77
Ten Years Ended 12/31/15	8.83	N/A
Inception* through 12/31/15	—	7.66

Cumulative total returns[1]
Class I (12/31/05 through 12/31/15)	132.96%
Class II (Inception date of 2/2/07 through 12/31/15)	93.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are November 8, 1999 and February 2, 2007, respectively.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Small Cap Growth Portfolio vs Russell 2000 Growth Index† — December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Small Cap Growth Portfolio on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

10	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Schedule of investments

December 31, 2015

ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Common Stocks — 98.2%
Consumer Discretionary — 13.4%
Auto Components — 1.5%
Fox Factory Holding Corp.	73,445	$1,214,046 *
Gentherm Inc.	46,443	2,201,398 *
Total Auto Components		3,415,444
Distributors — 2.4%
Core-Mark Holding Co. Inc.	70,503	5,777,016
Diversified Consumer Services — 1.1%
LifeLock Inc.	181,913	2,610,451	*
Hotels, Restaurants & Leisure — 2.7%
Buffalo Wild Wings Inc.	34,375	5,487,969 *
Noodles & Co.	80,205	777,186 *
Total Hotels, Restaurants & Leisure		6,265,155
Media — 2.1%
Lions Gate Entertainment Corp.	155,938	5,050,832
Specialty Retail — 3.6%
Hibbett Sports Inc.	85,201	2,576,478 *
Monro Muffler Brake Inc.	82,235	5,445,602
Stage Stores Inc.	67,510	615,016
Total Specialty Retail		8,637,096
Total Consumer Discretionary		31,755,994
Consumer Staples — 2.3%
Food & Staples Retailing — 2.3%
Casey’s General Stores Inc.	46,024	5,543,591
Energy — 1.5%
Energy Equipment & Services — 1.5%
Newpark Resources Inc.	276,389	1,459,334 *
TETRA Technologies Inc.	291,218	2,189,959 *
Total Energy		3,649,293
Financials — 8.1%
Banks — 4.0%
SVB Financial Group	37,520	4,461,128	*
Western Alliance Bancorp	139,169	4,990,600	*
Total Banks		9,451,728
Capital Markets — 3.3%
Financial Engines Inc.	127,574	4,295,416
WisdomTree Investments Inc.	223,079	3,497,879
Total Capital Markets		7,793,295

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	11

Schedule of investments (cont’d)

December 31, 2015

ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Insurance — 0.8%
American Equity Investment Life Holding Co.	85,729	$2,060,068
Total Financials		19,305,091
Health Care — 22.6%
Biotechnology — 1.7%
Acorda Therapeutics Inc.	69,590	2,977,060 *
MiMedx Group Inc.	121,290	1,136,488	*
Total Biotechnology		4,113,548
Health Care Equipment & Supplies — 5.2%
Endologix Inc.	175,067	1,733,163 *
Insulet Corp.	137,740	5,207,949 *
Integra LifeSciences Holdings Corp.	46,950	3,182,271 *
Novadaq Technologies Inc.	143,752	1,831,401 *
Penumbra Inc.	8,021	431,610 *
Total Health Care Equipment & Supplies		12,386,394
Health Care Providers & Services — 2.8%
Diplomat Pharmacy Inc.	70,524	2,413,331 *
Mednax Inc.	46,960	3,365,154 *
Surgery Partners Inc.	44,232	906,314 *
Total Health Care Providers & Services		6,684,799
Health Care Technology — 5.7%
athenahealth Inc.	37,708	6,069,857 *
Medidata Solutions Inc.	128,491	6,333,321 *
Vocera Communications Inc.	86,224	1,051,933 *
Total Health Care Technology		13,455,111
Life Sciences Tools & Services — 4.6%
Cambrex Corp.	45,237	2,130,210 *
ICON PLC	69,499	5,400,072 *
INC Research Holdings Inc., Class A Shares	71,715	3,478,895 *
Total Life Sciences Tools & Services		11,009,177
Pharmaceuticals — 2.6%
Pacira Pharmaceuticals Inc.	79,760	6,124,770	*
Total Health Care		53,773,799
Industrials — 12.7%
Aerospace & Defense — 2.5%
Astronics Corp.	3,198	130,191 *
Orbital ATK Inc.	64,174	5,733,305
Total Aerospace & Defense		5,863,496
Air Freight & Logistics — 0.9%
XPO Logistics Inc.	82,676	2,252,921	*

See Notes to Financial Statements.

12	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Building Products — 2.1%
Trex Co. Inc.	131,099	$4,987,006	*
Commercial Services & Supplies — 2.3%
Copart Inc.	75,494	2,869,527 *
US Ecology Inc.	71,946	2,621,712
Total Commercial Services & Supplies		5,491,239
Machinery — 4.0%
Chart Industries Inc.	87,628	1,573,799 *
IDEX Corp.	51,030	3,909,408
Tennant Co.	70,801	3,983,264
Total Machinery		9,466,471
Trading Companies & Distributors — 0.9%
H&E Equipment Services Inc.	116,501	2,036,438
Total Industrials		30,097,571
Information Technology — 36.5%
Electronic Equipment, Instruments & Components — 5.2%
FEI Co.	63,323	5,052,542
MTS System Corp.	49,743	3,154,204
OSI Systems Inc.	45,807	4,061,248 *
Total Electronic Equipment, Instruments & Components		12,267,994
Internet Software & Services — 12.0%
comScore Inc.	84,986	3,497,174	*
Cornerstone OnDemand Inc.	110,855	3,827,823	*
Cvent Inc.	53,912	1,882,068	*
Envestnet Inc.	73,846	2,204,303	*
GrubHub Inc.	57,869	1,400,430	*
LivePerson Inc.	215,655	1,455,671	*
Marketo Inc.	161,373	4,633,019 *
MercadoLibre Inc.	29,712	3,397,270
New Relic Inc.	12,383	451,113 *
OPOWER Inc.	79,876	843,491 *
Wix.com Ltd.	42,219	960,482 *
XO Group Inc.	58,330	936,780 *
Zillow Group Inc., Class A Shares	39,543	1,029,700 *
Zillow Group Inc., Class C Shares	85,276	2,002,280 *
Total Internet Software & Services		28,521,604
IT Services — 3.0%
Cardtronics Inc.	59,328	1,996,387 *
MAXIMUS Inc.	92,329	5,193,507
Total IT Services		7,189,894

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

ClearBridge Variable Small Cap Growth Portfolio

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.8%
Integrated Device Technology Inc.	164,775	$ 4,341,821 *
Monolithic Power Systems Inc.	55,510	3,536,542
Ultratech Inc.	57,602	1,141,672 *
Total Semiconductors & Semiconductor Equipment		9,020,035
Software — 12.5%
Aspen Technology Inc.	103,725	3,916,656 *
Barracuda Networks Inc.	148,793	2,779,453 *
BroadSoft Inc.	93,408	3,302,907 *
Fortinet Inc.	147,068	4,584,109 *
HubSpot Inc.	24,927	1,403,639 *
Imperva Inc.	63,206	4,001,572 *
MINDBODY Inc., Class A Shares	72,860	1,102,372 *
Monotype Imaging Holdings Inc.	109,490	2,588,344
Qualys Inc.	78,421	2,594,951 *
Varonis Systems Inc.	33,024	620,851 *
Verint Systems Inc.	68,046	2,759,946 *
Total Software		29,654,800
Total Information Technology		86,654,327
Materials — 1.1%
Chemicals — 1.1%
Balchem Corp.	44,735	2,719,888
Total Common Stocks (Cost — $163,845,390)		233,499,554
Preferred Stocks — 0.8%
Consumer Discretionary — 0.1%
Media — 0.1%
Turn Inc., Series E Shares	73,522	273,502	*(a)(b)(c)
Information Technology — 0.7%
Software — 0.7%
AppDynamics Inc., Series E Shares	47,565	652,116	*(a)(b)(c)
Datastax Inc.	62,696	248,276	*(a)(b)(c)
DocuSign Inc.	44,047	624,587	*(a)(b)(c)
Total Information Technology		1,524,979
Total Preferred Stocks (Cost — $2,375,160)		1,798,481
Total Investments before Short-Term Investments (Cost — $166,220,550)		235,298,035

See Notes to Financial Statements.

14	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

ClearBridge Variable Small Cap Growth Portfolio

Security	Rate	Shares	Value
Short-Term Investments — 1.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $2,801,340)	0.225%	2,801,340	$2,801,340
Total Investments — 100.2% (Cost — $169,021,890#)			238,099,375
Liabilities in Excess of Other Assets — (0.2)%			(412,655)
Total Net Assets — 100.0%			$237,686,720

*	Non-income producing security.

(a)	Illiquid security (unaudited).

(b)	Restricted Security (See Note 9).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $169,022,802.

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	15

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $169,021,890)	$238,099,375
Cash	403,329
Receivable for securities sold	2,082,038
Receivable for Portfolio shares sold	113,678
Dividends and interest receivable	59,814
Prepaid expenses	3,200
Total Assets	240,761,434

Liabilities:
Payable for securities purchased	2,256,631
Payable for Portfolio shares repurchased	571,372
Investment management fee payable	155,497
Service and/or distribution fees payable	4,121
Trustees’ fees payable	2,432
Accrued expenses	84,661
Total Liabilities	3,074,714
Total Net Assets	$237,686,720

Net Assets:
Par value (Note 7)	$114
Paid-in capital in excess of par value	163,038,358
Accumulated net investment loss	(68,302)
Accumulated net realized gain on investments and written options	5,639,065
Net unrealized appreciation on investments	69,077,485
Total Net Assets	$237,686,720

Net Assets:
Class I	$220,140,775
Class II	$17,545,945

Shares Outstanding:
Class I	10,506,417
Class II	863,921

Net Asset Value:
Class I	$20.95
Class II	$20.31

See Notes to Financial Statements.

16	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Dividends	$1,103,719
Interest	8,052
Less: Foreign taxes withheld	(7,852)
Total Investment Income	1,103,919

Expenses:
Investment management fee (Note 2)	1,947,855
Shareholder reports	58,680
Service and/or distribution fees (Notes 2 and 5)	49,750
Legal fees	36,567
Audit and tax fees	32,461
Fund accounting fees	26,755
Trustees’ fees	17,286
Insurance	5,141
Custody fees	2,846
Transfer agent fees (Note 5)	782
Miscellaneous expenses	4,052
Total Expenses	2,182,175
Net Investment Loss	(1,078,256)

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	8,592,616
Written options	38,648
Net Realized Gain	8,631,264
Change in Net Unrealized Appreciation (Depreciation) from Investments	(19,500,981)
Net Loss on Investments and Written Options	(10,869,717)
Decrease in Net Assets from Operations	$(11,947,973)

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	17

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment loss	$(1,078,256)	$(385,826)
Net realized gain	8,631,264	27,979,712
Change in net unrealized appreciation (depreciation)	(19,500,981)	(19,112,318)
Increase (Decrease) in Net Assets from Operations	(11,947,973)	8,481,568

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(5,783,610)	(28,391,799)
Decrease in Net Assets from Distributions to Shareholders	(5,783,610)	(28,391,799)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	53,135,176	48,583,800
Reinvestment of distributions	5,783,610	28,391,799
Cost of shares repurchased	(70,323,565)	(69,316,626)
Increase (Decrease) in Net Assets from Portfolio Share Transactions	(11,404,779)	7,658,973
Decrease in Net Assets	(29,136,362)	(12,251,258)

Net Assets:
Beginning of year	266,823,082	279,074,340
End of year*	$237,686,720	$266,823,082
*Includes accumulated net investment loss of:	$(68,302)	$(121,843)

See Notes to Financial Statements.

18	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$22.40	$24.07	$17.56	$15.41	$15.46

Income (loss) from operations:
Net investment income (loss)	(0.09)	(0.03)	(0.08)	0.03	(0.09)
Net realized and unrealized gain (loss)	(0.86)	0.96	8.27	2.94	0.30
Total income (loss) from operations	(0.95)	0.93	8.19	2.97	0.21

Less distributions from:
Net investment income	—	—	(0.01)	(0.06)	—
Net realized gains	(0.50)	(2.60)	(1.67)	(0.76)	(0.26)
Total distributions	(0.50)	(2.60)	(1.68)	(0.82)	(0.26)

Net asset value, end of year	$20.95	$22.40	$24.07	$17.56	$15.41
Total return[2]	(4.37)%	4.08%	47.05%	19.43%	1.39%

Net assets, end of year (000s)	$220,141	$247,729	$260,063	$160,070	$134,565

Ratios to average net assets:
Gross expenses	0.82%	0.82%	0.83%	0.86%	0.89%
Net expenses[3]	0.82	0.82	0.83	0.86	0.89 [4]
Net investment income (loss)	(0.40)	(0.13)	(0.38)	0.17	(0.55)

Portfolio turnover rate	18%	25%	26%	17%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$21.78	$23.54	$17.25	$15.17	$15.28

Income (loss) from operations:
Net investment loss	(0.14)	(0.09)	(0.15)	(0.00) [2]	(0.14)
Net realized and unrealized gain (loss)	(0.83)	0.93	8.12	2.86	0.29
Total income (loss) from operations	(0.97)	0.84	7.97	2.86	0.15

Less distributions from:
Net investment income	—	—	(0.01)	(0.02)	—
Net realized gains	(0.50)	(2.60)	(1.67)	(0.76)	(0.26)
Total distributions	(0.50)	(2.60)	(1.68)	(0.78)	(0.26)

Net asset value, end of year	$20.31	$21.78	$23.54	$17.25	$15.17
Total return[3]	(4.59)%	3.79%	46.62%	18.96%	1.01%

Net assets, end of year (000s)	$17,546	$19,094	$19,011	$6,132	$2,359

Ratios to average net assets:
Gross expenses	1.07%	1.11%	1.13%	1.27%	1.38%
Net expenses[4]	1.07	1.11	1.13	1.25 [5]	1.25 [5]
Net investment loss	(0.65)	(0.39)	(0.68)	(0.03)	(0.90)

Portfolio turnover rate	18%	25%	26%	17%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	21

Notes to financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

22	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$233,499,554	—	—	$233,499,554
Preferred stocks:
Consumer discretionary	—	—	$273,502	273,502
Information technology	—	—	1,524,979	1,524,979
Total long-term investments	$233,499,554	—	$1,798,481	$235,298,035
Short-term investments†	2,801,340	—	—	2,801,340
Total investments	$236,300,894	—	$1,798,481	$238,099,375

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires,

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	23

Notes to financial statements (cont’d)

the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

24	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	25

Notes to financial statements (cont’d)

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

26	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$1,093,766	—	$(1,093,766)
(b)	38,031	$(38,031)	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Portfolio.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 1.00% and 1.25%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	27

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,339,025
Sales	60,700,087

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$81,828,264
Gross unrealized depreciation	(12,751,691)
Net unrealized appreciation	$69,076,573

During the year ended December 31, 2015, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2014	—	—
Options written	183	$38,648
Options closed	—	—
Options exercised	(90)	(10,097)
Options expired	(93)	(28,551)
Written options, outstanding as of December 31, 2015	—	—

4. Derivative instruments and hedging activities

At December 31, 2015, the Portfolio did not have derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$38,648

During the year ended December 31, 2015, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options†	$1,853

†	At December 31, 2015, there were no open positions held in this derivative.

5. Class specific expenses

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

28	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$682
Class II	$49,750	100
Total	$49,750	$782

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Realized Gains:
Class I	$5,293,162	$26,441,021
Class II	490,448	1,950,778
Total	$5,783,610	$28,391,799

7. Shares of beneficial interest

At December 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,755,222	$38,508,748	1,271,775	$29,533,403
Shares issued on reinvestment	237,859	5,293,162	1,187,102	26,441,021
Shares repurchased	(2,545,507)	(55,414,005)	(2,203,794)	(50,616,255)
Net increase (decrease)	(552,426)	$(11,612,095)	255,083	$5,358,169

Class II
Shares sold	685,451	$14,626,428	836,140	$19,050,397
Shares issued on reinvestment	22,696	490,448	90,059	1,950,778
Shares repurchased	(720,981)	(14,909,560)	(857,063)	(18,700,371)
Net increase (decrease)	(12,834)	$207,316	69,136	$2,300,804

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	—	$3,513,186
Net long-term capital gains	$5,783,610	24,878,613
Total distributions paid	$5,783,610	$28,391,799

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	29

Notes to financial statements (cont’d)

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$5,639,977
Other book/tax temporary differences(a)	(68,302)
Unrealized appreciation (depreciation)(b)	69,076,573
Total accumulated earnings (losses) — net	$74,648,248

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Restricted securities

The following Portfolio investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Shares	Acquisition Date	Cost	Fair Value at December 31, 2015	Value per Share	Percent of Net Assets	Distributions Received
Turn Inc., Series E Shares	73,522	13-Dec	$613,174	$273,502	$3.72	0.12%	—
AppDynamics Inc., Series E Shares	47,565	14-Jul	470,998	652,116	$13.71	0.27%	—
Datastax Inc.	62,696	14-Aug	449,994	248,276	$3.96	0.10%	—
DocuSign Inc.	44,047	15-Apr	840,994	624,587	$14.18	0.26%	—
			$2,375,160	$1,798,481		0.75%

30	ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”), a series of Legg Mason Partners Variable Equity Trust, including the schedule of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Variable Small Cap Growth Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2016

ClearBridge Variable Small Cap Growth Portfolio 2015 Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of ClearBridge Variable Small Cap Growth Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of

32	ClearBridge Variable Small Cap Growth Portfolio

the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all small-cap growth funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for the five- and ten-year periods, but performed below

ClearBridge Variable Small Cap Growth Portfolio	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the median performance of the funds in the Performance Universe for the one- and three-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 small-cap growth funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all small-cap growth funds underlying variable insurance products (the

34	ClearBridge Variable Small Cap Growth Portfolio

“Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

ClearBridge Variable Small Cap Growth Portfolio	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	ClearBridge Variable Small Cap Growth Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

ClearBridge Variable Small Cap Growth Portfolio	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

38	ClearBridge Variable Small Cap Growth Portfolio

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Variable Small Cap Growth Portfolio	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	151
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	ClearBridge Variable Small Cap Growth Portfolio

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Variable Small Cap Growth Portfolio	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge Variable Small Cap Growth Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	6/23/2015	12/16/2015
Payable date:	6/24/2015	12/17/2015
Long-term capital gain dividend	$0.330960	$0.165540

Please retain this information for your records.

ClearBridge Variable Small Cap Growth Portfolio	43

ClearBridge

Variable Small Cap Growth Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP 345 Park Avenue

New York, NY 10154

ClearBridge Variable Small Cap Growth Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individual investors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of ClearBridge Variable Small Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04119 2/16 SR16-2691

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $277,943 in December 31, 2014 and $318,825 in December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $38,259 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $44,640 in December 31, 2014 and $50,780 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2016